Exhibit 99.2

Q1 EARNINGS PRESENTATION MAY 8, 2025

DISCLAIMER

CLARUS

Forward-Looking Statements

Please note that in this presentation we may use words such as "appears," "anticipates," "believes," "plans," "expects," "intends," "future," and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to, the possibility that a condition to closing of the sale of PIEPS may not be satisfied and the sale will not be consummated which could negatively impact the price of the Company's shares of common stock or the business, results of operations, and financial condition of the Company, as well as those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled "Risk Factors" in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company's Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). This presentation contains the non-GAAP measures: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share, (iii) earnings before interest, taxes, other income or expense, depreciation and amortization ("EBITDA"), EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin, and (iv) free cash flow (defined as net cash provided by operating activities less capital expenditures). The Company believes that the presentation of certain non-GAAP measures, i.e.: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share, (iii) EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin, and (iv) free cash flow, provide useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user's overall understanding of the Company's current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this presentation. We do not provide a reconciliation of the non-GAAP guidance measures adjusted EBITDA and/or adjusted EBITDA margin for the fiscal year 2025 to net income for the fiscal year 2025, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not adjusted EBITDA and/or adjusted EBITDA margin. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.

Market and Industry Data

The market and industry data used throughout this presentation was obtained from various sources, including the Company's own research and estimates, surveys or studies conducted by third parties and industry or general publications and forecasts. Industry publications, surveys and forecasts generally state that they have obtained information from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of such information. While the Company believes that each of these surveys, studies, publications and forecasts is reliable, it has not independently verified such data and the Company is not making any representation as to the accuracy of such information. Similarly, the Company believes its internal research and estimates are reliable but it has not been verified by any independent sources. In addition, while the Company believes that the industry and market information included herein is generally reliable, such information is inherently imprecise. While the Company is not aware of any misstatements regarding the industry and market data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading "Forward-Looking Statements" above.

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Warren Kanders EXECUTIVE CHAIRMAN Clarus TODAY’S PRESENTERS Mike Yates CFO Clarus Neil Fiske PRESIDENT Black Diamond Equipment

STRATEGIC PRIORITIES: Q1 HIGHLIGHTS

CLARUS

Positioned for long-term sustainable growth ▶	Strategic roadmap continues to guide execution
Black Diamond objective: Simplify and focus on the core ▶	Steady progress on key initiatives with overall Q1 performance in line with expected market softness
Adventure objective: Invest to scale ▶	New Adventure leader to execute next phase of growth strategy and capitalize on compelling long-term opportunities, particularly outside home market
Strong balance sheet/prudent capital allocation ▶	Nearly debt-free[1] with $41.3M of cash on the balance sheet at 3/31; sale of PIEPS consistent with simplification strategy

[1] Total debt of $1.9 million at 3/31 related to the RockyMounts acquisition

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Commitment to operational and organizational progress despite increasingly challenging macro backdrop $ 60.4m $ 16.1m $44.3 m 34.6% $(0.8)m Revenue - 13% Y/Y Adventure Revenue - 28% Y/Y Outdoor Revenue - 6% Y/Y Adj. Gross Margin - 230 BPS Y/Y Adj. EBITDA FIRST QUARTER RESULTS AT A GLANCE Adventure Adj. EBITDA: $(0.2)m Outdoor Adj. EBITDA: $1.7m

6 February 2023 PAGE 6 OUTDOOR - STRATEGIC PRIORITIES AND HIGHLIGHTS • Delivering on commitment to reshape business • Important progress on simplification over the last two years puts Black Diamond in far better position to manage current period of uncertainty stemming from U.S. global trade policies • Lower Q1 gross margin was due to higher mix and quantity of discontinued merchandise, plus one - time cost items • Enhanced inventories - down 3.5% y/y - with 74% of value in most profitable “A” styles • Healthy order book for F/W winter season, with initial apparel bookings up 30% in Europe and 50% in North America • Actively implementing solutions to offset the cost impact of tariffs, taking a long - term view to emerge in an even stronger competitive position MANAGEMENT COMMENTARY BUILDING BLOCKS IN FOCUS SIMPLIFICATION EXECUTION PRODUCT LEADERSHIP FEWER, BIGGER, BETTER

ADVENTURE - STRATEGIC PRIORITIES AND HIGHLIGHTS

CLARUS ADVENTURE

BUILDING BLOCKS IN FOCUS

INVESTMENT INTO U.S. AND ROW

INVESTMENT INTO BRAND

REBUILT LEADERSHIP TEAM

MANAGEMENT COMMENTARY

- Promoted leadership from within and appointed Tripp Wyckoff to serve as new Adventure head
- Industry veteran with 20+ yrs experience, Wyckoff has helped drive critical progress in U.S. organization since joining Clarus in July 2024
- Lower Q1 results – 28% y/y revenue decline related to performance at three accounts
- Sales in Australia, removing impact from three accounts, were flat y/y despite difficult market
- RockyMounts delivered Q1 revenue of $1.3M
- Continuing to make inroads with new customers across all product categories, particularly in North America and R.O.W.

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6 February 2023 PAGE 8 NET SALES Q1 2025 FINANCIAL RESULTS Q1 202 5 ADJ. GROSS MARGIN ADJ. EBITDA ADJ. EBITDA MARGIIN (1.3)% ($ 0.8 M) 34.6% $60.4M Q1 202 4 2.9% $ 2.0 M 36.9% $69.3M • Due to ongoing macroeconomic uncertainty stemming from U.S. global trade policies, including the impact of tariffs and resulting potential consequences on consumer demand, withdrawing previously issued FY 2025 revenue, adjusted EBITDA, capital expenditures and free cash flow guidance

APPENDIX

6 February 2023 PAGE 10 BALANCE SHEET

6 February 2023 PAGE 11 INCOME STATEMENT

6 February 2023 PAGE 12 NON - GAAP RECONCILIATION

6 February 2023 PAGE 13 NON - GAAP RECONCILIATION

6 February 2023 PAGE 14 NON - GAAP RECONCILIATION